Basis of preparation (Tables)	12 Months Ended
Mar. 31, 2026
Basis of preparation
Schedule of impact on consolidated financial statements due to hyperinflation
The main impacts of the aforementioned adjustments for the Group’s Turkish and Ethiopian operations (in prior years only) on the consolidated financial statements are shown below.

	Increase/(decrease)

	2026 €m	2025 € m	2024 € m

Impact on the consolidated income statement for the years ended 31 March

Revenue	185	88	111

Operating (loss)/profit 1	(338)	(287)	66

Loss for the financial year 1	(428)	(449)	(169)

	Increase

	2026 €m	2025 € m	2024 € m

Impact on the consolidated statement of financial position at 31 March

Net assets	895	1,029	981

Equity attributable to owners of the parent	895	987	913

Non-controlling interests	–	41	68
Note:

1.	Includes € 77 million gain on the net monetary assets/liabilities (2025: € 112 million gain; 2024: € 360 million gain).